UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CISCO SYSTEMS, INC. 2023 Annual Meeting Vote by December 5, 2023 11:59 PM ET You invested in CISCO SYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 6, 2023. Vote Virtually at the Meeting* December 6, 2023 8:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/CSCO2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V24901-P98754 CISCO SYSTEMS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V24902-P98754 To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof. 1 Year 1. Election of Directors Nominees: 1c. Mark Garrett 1a. Wesley G. Bush 1d. John D. Harris II 1b. Michael D. Capellas 1e. Dr. Kristina M. Johnson 1f. Sarah Rae Murphy 1h. Daniel H. Schulman 1g. Charles H. Robbins 1i. Marianna Tessel 2. Approval of amendment and restatement of the 2005 Stock Incentive Plan. 3. Approval, on an advisory basis, of executive compensation. 4. Recommendation, on an advisory basis, on the frequency of executive compensation votes. 5. Ratification of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for fiscal 2024. 6. Stockholder Proposal - Approval to have Cisco’s Board issue a tax transparency report in consideration of the Global Reporting Initiative’s Tax Standard. For For For For For For For For For For For For Against